Provision for Inventory Purchase Commitments	12 Months Ended
Dec. 31, 2011
Provision for Inventory Purchase Commitments.
Provision for Inventory Purchase Commitments

(17)              Provision for Inventory Purchase Commitments

Until the third quarter of 2008, an industry-wide shortage of high purity polysilicon coupled with growing demand for PV modules caused the increases of polysilicon prices. In order to ensure the adequate supply of polysilicon, the Company entered into several long-term fixed price supply contracts from 2006 to 2011 under which the polysilicon would be delivered from 2009 to 2020.  However, from the second quarter of 2011, the polysilicon price has decreased significantly as the result of increased polysilicon manufacturing capacity and the pressure from the decreasing average selling price of PV modules. As a result, the Company recognized a provision of RMB 851,694 (US$135,321) on its firm purchase commitments under the long-term fixed price polysilicon contracts.  RMB 80,592 (US$12,805) of which is in respect of an obligation to be fullfilled within 12 months and is included in other current liabilities and accrued expenses. The provision was determined by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory. Given the uncertainty of future polysilicon prices, this loss may or may not be recovered and further losses on the outstanding purchase commitments may be recorded in future periods.